SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2019
LCNB CORP.
(Exact name of Registrant as specified in its Charter)

Ohio	001-35292	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio	45036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 932-1414
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On February 19, 2019, LCNB Corp. (the “Company”) announced that Stephen P. Wilson will step down as Chairman of the Board of Directors (the “Board”) and that the Board has elected current Board member Spencer S. Cropper to fill the Chairman position, effective February 19, 2019. Mr. Cropper will continue to serve on the Compensation and Nominating Committees, but will step down from his role on the Audit Committee, where he was the Chair. Mr. Wilson will continue to serve as a director of both the Company and its subsidiary, LCNB National Bank.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: February 20, 2019	By: /s/ Robert C. Haines II
Robert C. Haines II Chief Financial Officer